SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 12, 2002
______________________________________________________________________________
                     (Date of earliest event reported)


                         Laurel Capital Group, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


     Pennsylvania                       0-23010                  25-1717451
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                        Identification No.)



2724 Harts Run Road, Allison Park, Pennsylvania                     15101
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                                (412) 487-7404
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                                Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




                             Page 1 of 4 Pages
                      Exhibit Index appears on Page 4

Item 5.   Other Events
          ------------

     On September 12, 2002, Laurel Capital Group, Inc. ("Laurel"), a Pennsylvania corporation headquartered in Allison Park, Pennsylvania, and SFSB Holding Company ("SFSB"), a Pennsylvania corporation headquartered in Pittsburgh, Pennsylvania, entered into an Agreement and Plan of Reorganization (the "Agreement") which sets forth the terms and conditions under which SFSB will be acquired by Laurel (the "Merger").

     The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each share of common stock of SFSB ("SFSB Common Stock") outstanding immediately prior to the effective time of the Merger (other than (i) shares as to which dissenters' rights have been asserted and perfected in accordance with Pennsylvania law, (ii) shares under the Stanton Federal Savings Bank Restricted Stock Plan which have not been allocated, and (iii) any shares held by SFSB (including treasury shares) or Laurel or any of their respective wholly-owned subsidiaries, other than in a fiduciary capacity) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into and represent the right to receive $19.05 in cash. All outstanding options for SFSB Common Stock will be redeemed for the difference between $19.05 and the exercise price of the options. In addition, Stanton Federal Savings Bank, the wholly owned subsidiary of SFSB, will merge with Laurel Savings Bank, a wholly owned subsidiary of Laurel.

     Consummation of the Merger is subject to the approval of the stockholders of SFSB and the receipt of all required regulatory approvals, as well as other customary conditions.

     The directors and executive officers have agreed to vote SFSB Common Stock beneficially owned thereby in favor of the Agreement and the Merger.

     The Agreement and the press release issued by Laurel and SFSB on September 12, 2002 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

     This Form 8-K does not constitute an offer of any securities for sale.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

               (a)  Not applicable.

               (b)  Not applicable.



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               (c)  The following exhibits are filed with this report:


         Exhibit Number                           Description
         --------------                           -----------

         2.1 Agreement and Plan of Reorganization, dated as of September 12, 2002, between Laurel and SFSB


        99.1                  Press Release dated September 12, 2002























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                LAUREL CAPITAL GROUP, INC.




Date: September 27, 2002        By:  /s/ Edwin R. Maus
                                   ---------------------------------------
                                     Edwin R. Maus
                                     President and Chief Executive Officer























                                     4

                               EXHIBIT INDEX




         Exhibit Number                           Description
         --------------                           -----------

         2.1 Agreement and Plan of Reorganization, dated as of September 12, 2002, between Laurel and SFSB


        99.1                  Press Release dated September 12, 2002


























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